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                                                                   EXHIBIT 10.76


                ASSIGNMENT AGREEMENT BY COGEN TECHNOLOGIES NJ, INC.
                          TO COGEN TECHNOLOGIES NJ VENTURE

         ASSIGNMENT, dated as of September 8, 1986, among COGEN TECHNOLOGIES NJ, INC., a Delaware Corporation, ("Cogen") and COGEN TECHNOLOGIES NJ VENTURE, a New Jersey joint venture (the "Venture") (collectively, the "Parties").

                                   WITNESSETH

         WHEREAS, Cogen has entered into a joint venture under the laws of the State of New Jersey, the limited purpose of which is to: (i) acquire, construct, own, maintain, operate, repair, improve, rebuild, alter, replace, lease, sell, mortgage, hypothecate or otherwise use and deal with a gas-fired cogeneration plant to be located at Bayonne, New Jersey (the "Cogeneration Facility"); (ii) produce and sell electricity and steam from the Cogeneration Facility; and (iii) engage in any and all activities related or incident thereto, including, without limitation, the acquisition, ownership, improvement, operation, sale, lease, mortgage, hypothecation or other use of or dealing with all types and kinds of property, all as evidenced by the Amended and Restated Joint Venture Agreement of Cogen Technologies NJ Venture, dated as of September 5, 1986 ("Venture Agreement"); and

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         WHEREAS, it is a condition of the Venture Agreement that Cogen assign to the Venture all of Cogen's rights, title and interests in and to the Agreement for Purchase of Electric Power Between Cogen Technologies NJ, Inc. and Jersey Central Power & Light Company, dated October 29, 1985, as amended by amendment dated September 5, 1986 (the "Power Purchase Agreement");

         NOW, THEREFORE, in order to satisfy the conditions of the Venture Agreement, the Parties hereto agree as follows:

                                    ARTICLE 1
                    ASSIGNMENT OF RIGHTS, TITLE AND INTEREST
                         IN THE POWER PURCHASE AGREEMENT

         1.1 In satisfaction of the conditions of the Venture Agreement, Cogen hereby assigns, transfers, conveys, and sets over to the Venture all of Cogen's rights, title and interests in, to and under the Power Purchase Agreement and all proceeds thereof, including without limitation:

                  (a) all payments due and to become due under the Power Purchase Agreement, whether as contractual obligations, damages payable to Cogen for any breach thereunder, or otherwise;

                  (b) all of the Cogen's claims, rights, powers or privileges and remedies under the Power Purchase Agreement; and

                  (c) all of Cogen's rights under the Power Purchase Agreement
         (i) to make determinations, (ii) to exercise any election (including, but not limited to, election of

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         remedies) or option or to give or receive full power and authority to demand, receive, enforce, collect or give receipt for any of the foregoing, (iii) to amend, modify or supplement the Power Purchase Agreement, (iv) to enforce or execute any checks, or other instruments or orders, (v) to file any claims and (vi) to take any action which (in the opinion of the Venture) may be necessary or advisable in connection with any of the foregoing.

         1.2 Cogen hereby represents and warrants with respect to the Power Purchase Agreement that as of the date of this Assignment:

                  (a) it is in full force and effect and there is no breach or default thereunder, and

                  (b) it has not been transferred or assigned in whole or in part, save for the assignment herein contained, and no lien arising by, through, or under Cogen exists with respect to any of them or any obligation payable or performable thereunder.

         1.3 Cogen hereby irrevocably appoints the Venture as its attorney-in-fact to do in its name all acts which it could do in relation to the Power Purchase Agreement and in particular, but without limiting the generality of the foregoing, to ask, require, demand, receive, compound and forgive any and all moneys and claims for moneys due and to become due under or arising out of the Power Purchase Agreement, to endorse any checks or other instruments or take any action to institute any proceedings which


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the agent may deem to be necessary or advisable in the circumstances, which appointment is coupled with an interest.

                                    ARTICLE 2
                         ASSUMPTION OF OBLIGATIONS UNDER
                          THE POWER PURCHASE AGREEMENT

         The Venture hereby assumes any and all of Cogen's obligations and liabilities under the Power Purchase Agreement and undertakes to punctually perform any and all of Cogen's obligations under the Power Purchase Agreement.

                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE PARTIES

         3.1 Representations and Warranties of Cogen. Cogen hereby represents and warrants to the Venture as follows:

                  (a) Cogen is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to execute and deliver this Assignment;

                  (b) the execution, delivery and performance of this Assignment by Cogen have been validly authorized and approved by all requisite corporate action. This Assignment constitutes the valid binding agreement of Cogen enforceable against Cogen in accordance with its terms; and

                  (c) the execution, delivery and performance by Cogen of this Assignment will not conflict with or cause a breach of or default under any other agreement to which Cogen is a party or by which it or its properties may be bound.

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         3.2 Representations and Warranties of the Venture. The Venture hereby represents and warrants to Cogen as follows:

                  (a) the Venture is a joint venture duly formed and validly existing under the laws of the State of New Jersey under a joint venture agreement dated September __, 1986, with respect to which a trade name certificate has been filed in the Office of the Clerk of Hudson County;

                  (b) the execution, delivery and performance of this Assignment by the Venture has been duly and validly authorized and approved by all requisite joint venture action. This Assignment constitutes the valid and binding agreement of the Venture enforceable against the Venture in accordance with its terms; and

                  (c) the execution and delivery of this Assignment by the Venture and the performance by the Venture of its obligations hereunder and, as assignee, under the Power Purchase Agreement, will not conflict with or cause a breach of or default under any other agreement to which the Venture is a party or by which it or its properties may be bound.

                                    ARTICLE 4
                                 INDEMNIFICATION

         4.1 Indemnification of the Venture. Cogen shall indemnify and hold the Venture and its successors and assigns harmless from and against all damages, losses, or expenses suffered or paid as a result of any claims, demands, suits, causes of action, proceedings, judgments, and liabilities, including reasonable counsel fees incurred in litigation or otherwise, assessed,

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incurred or sustained by or against the Venture and its successors and assigns with respect to or arising out of an act or omission of Cogen, its employees, subcontractors, agents or representatives in connection with the Power Purchase Agreement, which act or omission occurred prior to the date of this Assignment.

         4.2 Indemnification of Cogen. The Venture shall indemnify and hold Cogen and its successors and assigns harmless from and against all damages, losses, or expenses suffered or paid as a result of any claims, demands, suits, causes of action, proceedings, judgments, and liabilities, including reasonable counsel fees incurred in litigation or otherwise, assessed, incurred or sustained by or against Cogen and its successors and assigns with respect to or arising out of an act or omission of the Venture, its employees, subcontractors, agents or representatives in connection with the Power Purchase Agreement, which act or omission occurred subsequent to the date of this Assignment.

                                    ARTICLE 5
                                  MISCELLANEOUS

         5.1 Further Assurances. Cogen hereby undertakes, at its own expense, to accomplish any appropriate filings relative to the assignments herein contained and execute, sign, deliver, do and (if required) make any appropriate filings in connection with such further assurance, instrument, document, act or thing as in the opinion of the Venture may be necessary or desirable for the purpose of more effectually assigning the assigned rights and/or

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perfecting the assignments herein contained and/or enabling the Venture to enjoy the full benefit of the assignments and the rights and the powers herein granted to the Venture.

         5.2 Notices. All notices, requests, demands or other communications to or upon the respective Parties hereto shall be deemed to have been duly given or made five (5) calendar days after being deposited in the mails, registered or certified mail, postage prepaid, or in the case of telex, telegraphic or cable notice, twenty-four (24) hours after being sent, addressed as follows:

                 Cogen Technologies NJ, Inc.
                 14614 Falling Creek Drive
                 Suite 212
                 Houston, Texas 77068
                 Attention: Robert C. McNair
                            President

                 Cogen Technologies NJ Venture
                 14614 Falling Creek Drive
                 Suite 212
                 Houston, Texas 77068
                 Attention: Robert C. McNair

or to such other addresses as any such Parties may hereafter specify to others in writing.

         5.3 No Waiver; Cumulative Remedies. No failure to exercise, and no delay in exercising, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude or require any other or future exercise thereof or the exercise of any other right, power or privilege. All rights, powers and remedies granted to any party hereto and all other agreements, instruments and documents executed in

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connection with this Assignment shall be cumulative, may be exercised singly or concurrently and shall not be exclusive of any rights or remedies provided by law.

         5.4 Survival of Agreements. All agreements, representations and warranties made herein shall survive the execution and delivery of this Assignment.

         5.5 Headings. The section and subsection headings used in this Assignment are for convenience only and shall not affect the construction of this Assignment.


         5.6 Severability. In case any one or more of the provisions contained in this Assignment shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

         5.7 Execution of Counterparts. This Assignment may be executed in any number of counterparts. All such counterparts shall be deemed to be originals and shall together constitute but one and the same instrument.

         5.8 Binding Effect. This Assignment shall be binding upon and inure to the benefit of each of the Parties hereto and their respective successors and assigns.

         5.9 Governing Law. This Assignment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey.

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         5.10 Illegality. In the event that it should transpire that by reason of any law or regulation in force or to become in force, or by reason of a ruling of any court whatsoever, or by any other reason whatsoever, the assignments herein contained are either wholly or partly defective, Cogen hereby undertakes to furnish the Venture with alternative assignments and/or to do all such other acts as, in the sole opinion of the Venture, shall be required in order to ensure and give effect to the full intent and spirit of this Assignment.

         5.11 Waivers, Amendment, Supplements and Other Modifications. The provisions of this Assignment may be waived, amended, supplemented or otherwise modified from time to time, in whole or in part, only by a writing signed by Cogen and the Venture.

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         IN WITNESS WHEREOF, this Assignment has been executed and delivered as of the date and year first above written.

                                        COGEN TECHNOLOGIES NJ, INC.

                                        By: /s/ ROBERT C. MCNAIR
                                           ------------------------------------
                                            Robert C. McNair
                                            President

                                        COGEN TECHNOLOGIES NJ VENTURE

                                        By: Cogen Technologies NJ, Inc.,
                                              Venturer

                                        By: /s/ ROBERT C. MCNAIR
                                           ------------------------------------
                                            Robert C. McNair
                                            President

                                        By: Enron Cogeneration Five Company,
                                            (formerly known as Northern
                                             Cogeneration Five Company)
                                                Venturer

                                        By: /s/ RICHARD ROBERTS
                                           ------------------------------------
                                             Richard Roberts
                                            ---------------------------
                                             Vice President
                                            ---------------------------

                                        By: CEA Bayonne, Inc., Venturer


                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------------

                                            ---------------------------

                                            ---------------------------


                                        By: PSVO Bayonne, Inc.
                                                 Venturer

                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------------
                                            [ILLEGIBLE]
                                            ---------------------------
                                            Vice President
                                            ---------------------------

                                        BY: Transco Cogeneration Company,
                                            Venturer

                                        By: /s/ ROBERT M. CHRISTE
                                           ------------------------------------
                                            Robert M. Christe
                                            ---------------------------
                                            President
                                            ---------------------------